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                              Sonic Foundry, Inc.
                           Annual Report on Form 10-K
                     For the Year Ended September 30, 2002


EXHIBIT 99.1

                        CERTIFICATION OF PERIODIC REPORT


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, the undersigned officer of Sonic Foundry, Inc. (the "Company"), hereby certifies that:

     (1) the Company's Annual Report on Form 10-K for the period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 27, 2002


                                       /s/ Rimas P. Buinevicius
                                       ----------------------------------------
                                       Name:  Rimas P. Buinevicius
                                       Title: Chairman, Chief Executive Officer